UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

August 31, 2020

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement. On August 31, 2020, Renasant Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co., as representative of the underwriters listed on Schedule I to the Underwriting Agreement, for the issuance and sale of $100 million aggregate principal amount of its 4.50% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amounts of the Notes.

The offering of the Notes closed on September 3, 2020. The net proceeds from the sale of the Notes to the Company were approximately $98.3 million, after giving effect to the underwriting discount of 1.25% and estimated expenses of the offering of the Notes. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include providing capital to support the Company’s organic growth or growth through strategic acquisitions, repaying indebtedness, financing investments, capital expenditures and for investments in Renasant Bank, the Company’s wholly-owned subsidiary, as regulatory capital.

The Notes have been offered pursuant to a prospectus supplement, dated August 31, 2020, to the prospectus dated September 17, 2018 that was filed as part of the Registration Statement on Form S-3 (File No. 333-227386) under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement was filed with the Securities and Exchange Commission (“SEC”) and automatically became effective on September 17, 2018.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the underwriters against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture and Notes. The Notes have been issued under a Subordinated Indenture dated as of August 22, 2016 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by that certain Third Supplemental Indenture dated as of September 3, 2020 between the Company and the Trustee (the “Third Supplemental Indenture” and together with the Base Indenture, as previously supplemented by that certain First Supplemental Indenture dated as of August 22, 2016 between the Company and the Trustee and that certain Second Supplemental Indenture dated as of August 22, 2016 between the Company and the Trustee, the “Indenture”). The terms of the Notes are set forth in, and such Notes are governed by, the Base Indenture and the Third Supplemental Indenture.

The Notes will mature on September 15, 2035. From and including September 3, 2020, to but excluding September 15, 2030 or the date of earlier redemption, the Company will pay interest on the Notes semi-annually in arrears on each March 15 and September 15, commencing March 15, 2021, at a fixed annual interest rate equal to 4.50%. From and including September 15, 2030 to, but excluding the maturity date or earlier redemption date, the Company will pay interest on the Notes at a floating per annum rate equal to a Benchmark rate (which is expected to be Three-Month Term SOFR) (each as defined in the Indenture), plus 402.5 basis points, payable quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing on December 15, 2030; provided, however, that in the event the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may, beginning with the interest payment date of September 15, 2030, and on any interest payment date thereafter, redeem the Notes, in whole or in part, from time to time, subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent such approval is then required under the rules of the Federal Reserve (or such successor bank regulatory agency), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the date of redemption. The Company may also redeem the Notes at any time prior to their maturity, including prior to September 15, 2030, in whole, but not in part, subject to obtaining the prior approval of the Federal Reserve (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent such approval is then required under the capital adequacy rules of the Federal Reserve (or such successor bank regulatory agency), if (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the Notes for U.S. federal income tax purposes, (ii) a subsequent event occurs that could preclude the Notes from being recognized as Tier 2 Capital for regulatory capital purposes, or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended, in each case, at a redemption price equal to 100% of the principal amount of the Notes plus any accrued and unpaid interest to, but excluding, the redemption date. There is no sinking fund for the benefit of the Notes, and the Notes are not convertible into, or exchangeable for, equity securities, other securities, or assets or property of the Company or its subsidiaries.

There is no automatic acceleration, or right of acceleration, in the case of default in the payment of principal of, premium, if any, or interest on the Notes, or in the performance of any of the Company’s other obligations under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon insolvency, receivership, conservatorship, reorganization or similar proceedings of the Company, Renasant Bank or any banking subsidiary of the Company in the future which represents 50% or more of the Company’s consolidated assets, or if there is a liquidation or winding up of the Company’s business.

The Notes are the unsecured, subordinated obligations of the Company and rank (i) junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and all future Senior Indebtedness (as defined in the Indenture); (ii) junior in right of payment and upon the Company’s liquidation to any of the Company’s existing and all of its future general creditors; (iii) equal in right of payment and upon the Company’s liquidation with any of the Company’s existing and all of its future indebtedness the terms of which provide that such indebtedness ranks equally with the Notes and (iv) senior in right of payment and upon the Company’s liquidation to any of the Company’s existing junior subordinated debentures and any of its future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to note indebtedness such as the Notes. The Notes are effectively subordinated to the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to the existing and future indebtedness of the Company’s subsidiaries, including, without limitation, depositors of Renasant Bank, liabilities to general creditors and liabilities arising in the ordinary course of business or otherwise.

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Third Supplemental Indenture and the form of the Note, copies of which are attached as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference and the Base Indenture, which is incorporated herein by reference as Exhibit 4.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On August 31, 2020, the Company issued a press release announcing the pricing of its offering of the Notes, which is furnished hereto as Exhibit 99.1.

This Current Report on Form 8-K, including the Exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The offering of the Notes was made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 31, 2020, by and between Renasant Corporation and Piper Sandler & Co., as representative of the underwriters named therein.

4.1	Subordinated Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K of Renasant Corporation filed with the SEC on August 22, 2016.

4.2	Third Supplemental Indenture dated August 31, 2020 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.3	Form of 4.50% Fixed-to-Floating Rate Subordinated Note due 2035 (included in Exhibit 4.2).

5.1	Opinion of Phelps Dunbar LLP regarding the legality of the Notes, under Mississippi law.

5.2	Opinion of Covington & Burling LLP regarding the legality of the Notes, under New York law.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2).

99.1	Press release dated August 31, 2020.

104	The cover page of Renasant’s Form 8-K is formatted in Inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This report, including the exhibits furnished herewith, may contain, or incorporate by reference, statements about the Company that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties and, accordingly, undue reliance should not be placed on these forward-looking statements, which speak only as of the date they are made.

Currently, the most important factor that could cause the Company’s actual results to differ materially from those in forward-looking statements is the continued impact of the COVID-19 pandemic and related governmental measures to respond to the pandemic on the United States economy and the economies of the markets in which the Company operates. In documents the Company has filed with, or furnished to, the SEC, the Company has addressed the historical impact of the pandemic on certain aspects of its operations and set forth certain expectations regarding the COVID-19 pandemic’s future impact on the Company’s business, financial condition, results of operations, liquidity, asset quality, capital, cash flows and prospects. The Company believes that its statements regarding future events and conditions in light of the COVID-19 pandemic are reasonable, but these statements are based on assumptions regarding, among other things, how long the pandemic will continue, the duration, extent and effectiveness of the governmental measures implemented to contain the pandemic and ameliorate its impact on businesses and individuals throughout the United States, and the impact of the pandemic and the government’s virus containment measures on national and local economies, all of which are out of the Company’s control. If the Company’s assumptions underlying its statements about future events prove to be incorrect, the Company’s business, financial condition, results of operations, liquidity, asset quality, capital, cash flows and prospects may be materially different from what is presented in its forward-looking statements.

Important factors other than the COVID-19 pandemic currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards, such as the implementation of Accounting Standards Update 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments as of January 1, 2020; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. The COVID-19 pandemic has exacerbated, and is likely to continue to exacerbate the impact of any of these factors on the Company. Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Readers are urged to carefully consider the risks described in the Company’s filings with the SEC from time to time, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and subsequent reports the Company files with the SEC, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: September 3, 2020	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer